                                                                  EXHIBIT 10.1.2



                     SECOND AMENDMENT TO US CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO US CREDIT AGREEMENT (herein called this "Amendment") made as of June 27, 2001 by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to the Original Agreement defined below ("US Lenders").

                                   WITNESSETH:

         WHEREAS, US Borrower, US Agent and US Lenders entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided;

         WHEREAS, US Borrower, US Agent and US Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Second Amendment to US Credit
         Agreement.

                  "US Agreement" means the Original Agreement as amended hereby.

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                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms. The following additional defined terms are hereby added to Annex I of the Original Agreement in appropriate alphabetical order to read as follows:

                  "Devon Stock Repurchases" the purchase, redemption, or other acquisition for value by US Borrower of shares of its Common Stock, par value $0.10.

                  "Repurchased Devon Stock" means the shares of US Borrower's Common Stock, par value $0.10, repurchased by US Borrower pursuant to Devon Stock Repurchases.

         Section 2.2. Use of Proceeds. The next to last sentence of Section 1.4 of the Original Agreement is hereby deleted and the following new sentence is hereby substituted therefor:

         "In no event shall the funds from any US Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock; provided that US Borrower may make Devon Stock Repurchases in compliance with such Regulation U and the other provisions of this Agreement."

         Section 2.3. Limitation on Restricted Payments. Section 7.5 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.5. Limitation on Restricted Payments. The aggregate amount of Restricted Payments made by the Restricted Persons during any Fiscal Year shall not exceed twenty percent (20%) of the book value of the Consolidated Assets of US Borrower as of the end of the immediately preceding Fiscal Year, as adjusted to take into account any increase associated with an acquisition or merger."

         Section 2.4. Disclosure Schedule. Paragraph 6 of the Disclosure Schedule to the Original Agreement is hereby deleted and replaced by the list set forth in Schedule 1 hereto, on which the following two new Subsidiaries have been added: Tall Grass Gas Services, L.L.C. and Devon Energy Charitable Foundation.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

         (a) US Agent shall have received all of the following, at US Agent's office, duly executed and delivered and in form and substance satisfactory to US Agent, all of the following:

                  (i) this Amendment executed by US Borrower, US Agent and US Required Lenders;

                  (ii) a certificate of the Senior Vice President - Finance or the Treasurer of US Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

         (b) US Borrower shall have paid, in connection with such US Loan Documents, all fees and reimbursements to be paid to US Agent pursuant to any US Loan Documents, or otherwise due US Agent and including fees and disbursements of US Agent's attorneys.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of US Borrower. In order to induce each US Lender to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

         (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.

         (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of US Borrower.

                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

         Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.



        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                     DEVON ENERGY CORPORATION
                                     US Borrower

                                     By: /s/ William T. Vaughn
                                         --------------------------------------
                                              William T. Vaughn
                                              Senior Vice President - Finance


                                     ABN AMRO BANK, N.V.
                                     Lender

                                     By: /s/
                                         --------------------------------------
                                     Name:
                                     Title:

                                     By: /s/
                                         --------------------------------------
                                     Name:
                                     Title:

                                     BANK OF AMERICA, N.A.,
                                     Administrative Agent, US LC Issuer
                                     and Lender

                                     By: /s/ J. Scott Fowler
                                         --------------------------------------
                                     Name:    J. Scott Fowler
                                     Title:   Managing Director

                                     BANK OF MONTREAL
                                     Lender

                                     By: /s/ James B. Whitmore
                                         --------------------------------------
                                     Name:    James B. Whitmore
                                     Title:   Managing Director

                                     BANK OF TOKYO - MITSUBISHI LTD.
                                     HOUSTON AGENCY
                                     Lender

                                     By: /s/
                                         --------------------------------------
                                     Name:
                                     Title:

                                     BANK ONE, NA
                                     Lender

                                     By: /s/ Ronald L. Dierker
                                         --------------------------------------
                                     Name:    Ronald L. Dierker
                                     Title:   Director, Capital Markets

                                     BAYERISCHE LANDESBANK
                                     GIROZENTRALE, CAYMAN ISLANDS
                                     BRANCH
                                     Lender

                                     By: /s/ Hereward Drummond
                                         --------------------------------------
                                     Name:    Hereward Drummond
                                     Title:   Senior Vice President

                                     By: /s/ James H. Boyle
                                         --------------------------------------
                                     Name:    James H. Boyle
                                     Title:   Vice President

                                     CIBC, INC.
                                     Lender

                                     By: /s/ Nora Q. Catiis
                                         --------------------------------------
                                     Name:    Nora Q. Catiis
                                     Title:   Authorized Signatory

                                     CITIBANK, N.A.
                                     Lender

                                     By: /s/ Todd J. Mogil
                                         --------------------------------------
                                     Name:    Todd J. Mogil
                                     Title:   Attorney-In-Fact

                                     CREDIT LYONNAIS NEW YORK BRANCH
                                     Lender

                                     By: /s/ Philippe Soustra
                                         --------------------------------------
                                     Name:    Philippe Soustra
                                     Title:   Executive Vice President

                                     DEUTSCHE BANK AG NEW YORK
                                     AND/OR CAYMAN ISLANDS
                                     BRANCH
                                     Lender

                                     By: /s/ Hans C. Narberhaus
                                         --------------------------------------
                                     Name:    Hans C. Narberhaus
                                     Title:   Vice President

                                     By: /s/ David G. Dickinson, Jr.
                                         --------------------------------------
                                     Name:    David G. Dickinson, Jr.
                                     Title:   Vice President

                                     FIRST UNION NATIONAL BANK
                                     Lender

                                     By: /s/ Robert R. Wetteroff
                                         --------------------------------------
                                     Name:    Robert R. Wetteroff
                                     Title:   Senior Vice President

                                     MORGAN GUARANTY TRUST
                                     COMPANY OF NEW YORK
                                     Lender

                                     By: /s/ Russell A. Johnson
                                         --------------------------------------
                                     Name:    Russell A. Johnson
                                     Title:   Vice President

                                     ROYAL BANK OF CANADA
                                     Lender

                                     By: /s/ Lorne A. Gartner
                                         --------------------------------------
                                     Name:    Lorne A. Gartner
                                     Title:   Vice President

                                     SUNTRUST BANK, ATLANTA
                                     Lender

                                     By: /s/ David J. Edge
                                         --------------------------------------
                                     Name:    David J. Edge
                                     Title:   Director

                                     THE BANK OF NEW YORK
                                     Lender

                                     By: /s/ Raymond J. Palmer
                                         --------------------------------------
                                     Name:    Raymond J. Palmer
                                     Title:   Vice President

                                     THE CHASE MANHATTAN BANK
                                     Lender

                                     By: /s/ Russell A. Johnson
                                         --------------------------------------
                                     Name:    Russell A. Johnson
                                     Title:   Vice President

                                     THE FUJI BANK, LIMITED
                                     Lender

                                     By: /s/ Jacques Azagury
                                         --------------------------------------
                                     Name:    Jacques Azagury
                                     Title:   Senior Vice President & Manager

                                     TORONTO-DOMINION (TEXAS), INC.
                                     Lender

                                     By: /s/ Debbie A. Greene
                                         --------------------------------------
                                     Name:    Debbie A. Greene
                                     Title:   Vice President

                                     UMB BANK
                                     Lender

                                     By: /s/ Richard J. Lehrter
                                         --------------------------------------
                                     Name:    Richard J. Lehrter
                                     Title:   Community Bank President

                                     WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE
                                     Lender

                                     By: /s/
                                         --------------------------------------
                                     Name:
                                     Title:

                                     By: /s/
                                         --------------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE 1


                        AMENDMENT TO DISCLOSURE SCHEDULE


         6. Section 5.11 US Borrower's Subsidiaries: The following entities are, directly or indirectly, wholly owned by US Borrower (unless otherwise noted):

                  Devon Energy Corporation (Oklahoma), an Oklahoma corporation

                  Devon Energy Management Company, L.L.C.

                  Devon Financing Trust II

                  DBC, Inc., an Oklahoma corporation

                  Devon Holding Corporation, f/k/a/ Devon Acquisition Corporation, a Delaware corporation

                  Devon Production Corporation, a Nevada corporation

                  Catclaw Pipeline, Inc., an Oklahoma corporation

                  Northstar Energy Corporation (100% of common shares)

                  Devon Energy Canada, Ltd.

                  Devon Energy Insurance Company Limited

                  Richland Development Corporation

                  Canoa Ranch Corporation

                  Richland Transition Company

                  Strategic Trust Company

                  Vermejo Park Corporation

                  Vermejo Minerals Corporation

                  Devon Financing Trust (100% of common securities)

                  Thunder Creek Gas Services, L.L.C. (75%)

                  Sage Creek Processors, L.L.C.

                  American Sulphur Export Corporation (50%) which owns 100% of Amsulex, Inc.

                  Foothills Partnership (1%)

                  Morrison Nuclear Inc.

                  Devon Energy Partners A Limited Partnership

                  Mountain Energy Inc.

                  Northstar Energy Partnership

                  Devon Energy Production Company, L.P.

                  Bonito Pipe Line Company

                  Cachuma Gas Processing Company

                  Canyon Reef Carriers, Inc.

                  Capitan Oil Pipeline Company

                  Pennzoil Energy Marketing Company

                  Pennzoil Gas Marketing Company

                  Devon Energy International Company

                  Pennzoil Asiatic Inc.

                  Devon Energy Egypt, Inc.

                  Pennzoil Qatar Inc.

                  Azerbaijan International Operating Corporation (5%)

                  Caspian International Petroleum Company (30%)

                  Devon Energy Beni Suef Inc.

                  Devon Energy Caspian Corporation

                  Pennzoil Caspian Development Corporation

                  Devon Energy Exploration Brazil, Inc.

                  Devon Energy Brasil, Ltda.

                  Devon Energy Qatar Production, Inc.

                  Devon Energy Red Sea, Inc.

                  Fanar Petroleum Company (50%)

                  Devon Energy Sinai, Inc.

                  Devon Energy Suez, Inc.

                  Pennzoil Venezuela Corporation SA

                  Nueces Intrastate Pipe Line Company

                  Devon Energy Intrastate Pipeline Company

                  Devon Energy Offshore Pipeline Company

                  Devon Energy Petroleum Pipeline Company

                  Pennzoil Petroleums Ltd.

                  Pennzoil Resources Canada Ltd.

                  PennzEnergy (U.K.) Company

                  Pepco Partners, L.P. (20%)

                  Sisquoc Gas Pipeline Company

                  Tiburon Transport Company

                  892306 Alberta Ltd..

                  Canadian Gas Gathering Systems II, Inc.

                  167496 Canada Ltd. (64%)

                  Devon-Blanco Company

                  Morrison Gas Gathering Inc.

                  Morrison Operating Company Ltd.

                  Morrison Petroleums, Ltd.

                  Northstar Energy Inc.

                  Richland Properties Company, L.L.C.

                  BN Coal, L.L.C.

                  BN Non-Coal, L.L.C.

                  B&N Co. A Limited Partnership

                  Blackwood & Nichols Co. A Limited Partnership

                  Devon SFS Operating, Inc. (formerly Devon Merger Co./Santa Fe Snyder Corporation)

                  Santa Fe Platform Management, Inc.

                  Security Purchasing, Inc.

                  Snyder Fluid Technology, Inc.

                  Snyder Gas Marketing, Inc.

                  SOCO Technologies, Inc.

                  SOCO Gas Systems, Inc.

                  SOCO Louisiana Leasing, Inc.

                  Adobe Offshore Pipeline Company

                  Santa Fe Pacific Fuels Company

                  Mexican Flats Service Company, Inc.

                  Wyoming Gathering and Production Company, Inc.

                  SOCO International, Inc.

                  SOCO International Holdings, Inc.

                  Santa Fe Energy Resources (Delaware), Ltd.

                  SFERI, Inc.
                  Santa Fe Energy Resources of Ghana, Ltd.

                  Santa Fe Energy Resources International, Ltd.

                  Santa Fe Energy Resources (New Ventures II), Ltd.

                  Santa Fe Energy Resources (New Ventures III), Ltd.

                  Santa Fe Energy Resources (New Ventures IV), Ltd.

                  Santa Fe Energy Resources (Cote D'Ivoire) Ltd.

                  Santa Fe Energy Resources Port Bouet Ltd.

                  Santa Fe Energy Resources (Bermuda) Limited.

                  Santa Fe Energy Resources Kepala Burung Limited

                  Santa Fe Energy Resources Bangko Ltd.

                  Santa Fe Energy Resources Pagatan Ltd.

                  Santa Fe Energy Resources of China, Ltd.

                  Santa Fe Energy Resources of Malaysia, Ltd.

                  Santa Fe Energy Resources (Thai Holding), Ltd.

                  Santa Fe Energy Resources (Thailand), Ltd.

                  Santa Fe Energy Resources Congo, Ltd.

                  Santa Fe Energy Resources Gabon (Agali), Ltd.

                  Santa Fe Energy Resources (Brazil Holdings I), Ltd.

                  Santa Fe Energy Resources (Brazil Holdings II), Ltd.

                  SFR Petroleo Do Brazil Ltda.

                  SFS (International), Ltd.

                  SFS (Holdings), Ltd.

                  Santa Fe Energy Resources (Jabung), Ltd.

                  Santa Fe Energy Resources Limited

                  Santa Fe Energy Resources of Gabon, Ltd.

                  Petrolera Santa Fe S.A.

                  Braemar Shipping Company Limited

                  Santa Fe Energy Resources South East Asia Limited

                  746481 Alberta Ltd.

                  Trend Exploration (PNG) Party Ltd.

                  Santa Fe Energy Resources of Gabon (Mondah Bay), Ltd.

                  Santa Fe Energy Resources of Canada, Inc.

                  Santa Fe Energy Resources of Myanmar, Ltd.

                  Petrolera Santa Fe (Columbia), Ltd.

                  Santa Fe Energy Resources of Peru, Ltd.

                  Santa Fe Energy Resources of Bolivia, Inc.

                  Santa Fe Energy Company of Argentina

                  Trend Argentina S.A.

                  Santa Fe Energy Resources of Morocco, Ltd.

                  Gulf Coast American Corp.

                  SFS Malta One, Inc.

                  SFS Malta Two, Inc.

                  SFS (France) SARL

                  Ceara Star (Malta) Ltd.

                  SFS Malta Holding Company Ltd.

                  SFS Malta International Trading Company Ltd.

                  Tall Grass Gas Services, L.L.C.

                  Devon Energy Charitable Foundation